UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – August 12, 2008

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	000-51080	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1727 West Broadway, Suite 400 Vancouver, British Columbia	V6J 4S5
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 738-6644

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On August 12, 2008, Chemokine Therapeutics Corp. (the “Company”) issued a press release announcing that Dr. Andrew Zhu has joined the Company’s Oncology Clinical Advisory Board. Comprised of leading oncologists, the Advisory Board plays an important role in guiding the CTCE-9908 clinical development program.

A copy of the press release is attached as exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 12, 2008	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ Walter Korz Walter Korz, President & Chief Executive Officer

Exhibit 99.1

FOR IMMEDIATE RELEASE	TSX: CTI & OTCBB: CHKT

DR. ANDREW ZHU JOINS CHEMOKINE THERAPEUTICS’

CLINICAL ADVISORY BOARD

Vancouver, BC (August 12, 2008) - Chemokine Therapeutics Corp. (the “Company”) (TSX:CTI, OTCBB:CHKT), a biotechnology company developing chemokine-based therapies to treat cancer, blood disorders and vascular diseases, today announced that Dr. Andrew Zhu has joined the Company’s Oncology Clinical Advisory Board. Comprised of leading oncologists, the Advisory Board plays an important role in guiding the CTCE-9908 clinical development program.

“We are pleased to have such an internationally recognized oncologist join our Oncology Clinical Advisory Board,” stated Dr. Donald Wong, Vice President of Drug Development.  “Dr. Zhu is a key opinion leader in liver cancer and will contribute significantly in the advancement of our clinical trials using CTCE-9908 with liver cancer as well as other cancers.”

About Andrew X. Zhu, MD, PhD

Dr. Andrew Zhu is an attending oncologist as well as the director of Liver Cancer Research at Massachusetts General Hospital Cancer Center. He is also a staff physician at Dana-Farber Cancer Institute, and a member of Dana-Farber Harvard Cancer Center in Boston, Massachusetts. Dr Zhu is an assistant professor of medicine at Harvard Medical School and is board-certified in internal medicine and medical oncology, and holds clinical research interests in developing novel treatments for gastrointestinal cancers including hepatocellular carcinoma, bile duct tumor and colorectal cancer.

Dr Zhu earned his medical degree from Beijing Medical University in Beijing, China. He went on to study microbiology and obtain his Ph.D. at Columbia University in New York City, New York. Dr Zhu finished his residency at Yale-New Haven Hospital, Yale School of Medicine in New Haven Connecticut and his fellowship in medical oncology and hematology at the Memorial Sloan-Kettering Cancer Center in New York City,  Center, New York.

As a widely published author, Dr Zhu has served as principal investigator in many clinical trials in hepatobiliary and colorectal cancers and has published papers in many leading journals including the New England Journal of Medicine, Journal of Clinical Oncology, Clinical Cancer Research, and Cancer. He is a founding board member of the International Liver Cancer Association and a member of the American Society of Clinical Oncology, the American College of Physicians, and the American Association for Cancer Research.

About CTCE-9908

CTCE-9908 is a peptide analog of the chemokine SDF-1, and an antagonist of its receptor, CXCR4. SDF-1 is the only known naturally occurring chemokine that binds to CXCR4, which is present on many cancer cells as well as cancer support cells such as cells making up new blood vessels. This binding process is believed to be critical in the SDF-1 induced cell migration.  The anti-migration property of CTCE-9908 is pivotal in not only reducing recruitment of support cells that allow survival and growth of the primary tumor, but also metastasis (or spread) of cancer cells to distant locations in the body, where they form secondary tumors. Approximately 90% of cancer deaths are due to metastasis and disease progression. We believe that CTCE-9908 has the potential to shrink the primary tumor and delay the occurrence of new tumors due to its anti-angiogenic properties and anti-metastatic activity.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drug candidates in the field of chemokines.  Chemokines are a class of signaling proteins that play a critical role in the growth, differentiation, and maturation of cells necessary for fighting infection as well as tissue repair and regeneration.  Chemokines also have an important role in cancer metastasis and growth. Chemokine Therapeutics is a leader in research in the field of chemokines and has several products in various stages of development.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are patient to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, financing capability, the potential dilutive effects of any financing, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

 For further information contact:

Chemokine Therapeutics Corp. Mr. Don Evans Vice President, Corporate Communications Phone: (604) 738-6643 or 1-888-822-0305 Fax: (604) 738-6645 E-mail: devans@chemokine.net Internet: www.chemokine.net